UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
         PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT
                                     OF 1934

         Date of Report (Date of earliest event reported): June 30, 2004


                          AMERICAN ECOLOGY CORPORATION

             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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
           DELAWARE                       0-11688                 95-3889638
--------------------------------  ------------------------  ----------------------
(State or other jurisdiction of   (Commission File Number)     (I.R.S. Employer
incorporation or organization)                              Identification Number)

     Lakepointe Centre I,
   300 E. Mallard, Suite 300
         Boise, Idaho                                                83706
(Address of principal executive                             ----------------------
           offices)                                               (Zip Code)
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                                 (208) 331-8400
                                 --------------
              (Registrant's telephone number, including area code)


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ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.

Effective June 30, 2004 Company subsidiary American Ecology Recycle Center, Inc.. transferred the majority of its assets and related environmental liabilities to Toxco Inc. Toxco, Inc. received $1,650,000 in cash and $2,100,000 in property plant and equipment while assuming $4,600,000 in environmental liabilities. The Company estimates recording a $1,000,000 gain on the sale of these discontinued operations.

On July 1, 2004, the Company issued a press release entitled "AMERICAN ECOLOGY ANNOUNCES SALE OF OAK RIDGE, TENNESSEE ASSETS TO TOXCO, INC.". The press release, dated July 1, 2004, is attached as Exhibit 99 and incorporated by reference herein.

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
Exhibit 99  Press Release, dated July 1, 2004, entitled "AMERICAN ECOLOGY ANNOUNCES SALE OF
            OAK RIDGE, TENNESSEE ASSETS TO TOXCO, INC."
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SIGNATURES
----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                          AMERICAN ECOLOGY CORPORATION
                                 (Registrant)




Date:  July 1, 2004       By:/S/ James R. Baumgardner
                             ------------------------
                                 James R. Baumgardner
                                 Senior Vice President, Chief Financial Officer, Secretary and Treasurer


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                                       EXHIBIT INDEX

Exhibit     Description
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
Exhibit 99  Press Release, dated July 1, 2004, entitled "AMERICAN ECOLOGY ANNOUNCES SALE OF
            OAK RIDGE, TENNESSEE ASSETS TO TOXCO, INC."
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